UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
 ACT OF 1934
Date of Report (Date of Earliest Event Reported)   April 21, 2008

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 30150 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

None
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
SIGNATURES

Item 1.01 – Entry into a Material Definitive Agreement

On April 21, 2008, Nevada Power Company (NPC), a wholly owned subsidiary of Sierra Pacific Resources (SPR) and organized under the laws of the State of Nevada, entered into an asset purchase agreement (the “Agreement”) with Reliant Energy Wholesale Generation, LLC, a Delaware limited liability company (“REWG”) and Reliant Energy Asset Management, LLC, a Delaware limited liability company (“REAM”) for the purchase of a natural gas-fired combined –cycle electric generation plant known as the “Bighorn Generating Facility.”  The Bighorn Generating Facility is nominally rated at approximately 598 MW and is located 35 miles south of Las Vegas, Nevada in southern Clark County, Nevada, near Primm, Nevada.

Under the terms of the Agreement, which is subject to the approval of the Public Utilities Commission of Nevada (“PUCN”), the Federal Energy Regulatory Commission (“FERC”), and the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, NPC will pay approximately $500 million for the generating facility, plus related inventory.

The companies expect the acquisition's closing to occur later this year following required approvals by the PUCN and the FERC, satisfactory Hart-Scott-Rodino review and the satisfaction of the other closing conditions set forth in the Agreement.

These statements contain forward-looking statements regarding the future performance of Nevada Power Company, within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations.  These risks and uncertainties include, but are not limited to, Nevada Power's ability to obtain necessary state and federal regulatory approvals and permits, changes in applicable environmental laws or regulations, and Nevada Power's ability to obtain financing on favorable terms. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Nevada Power Company are contained in its Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC. Nevada Power Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: April 24, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer (Principal Accounting Officer)

Nevada Power Company (Registrant)
Date: April 24, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer (Principal Accounting Officer)